Significant Accounting Policies	6 Months Ended
Jun. 30, 2014
Accounting Policies [Abstract]
Significant Accounting Policies
2.      Significant Accounting Policies:

A summary of the Company's significant accounting policies is identified in Note 2 on the Company's consolidated financial statements included in the Annual Report on Form 20-F for the fiscal year ended December 31, 2013, filed with the SEC on March 21, 2014. There have been no changes to the Company's significant accounting policies in the six month period ended June 30, 2014.
Revenue from Contracts with Customers:  In May 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. ASU 2014-09 will eliminate transaction- and industry-specific revenue recognition guidance under current U.S. GAAP and replace it with a principles-based approach for determining revenue recognition. ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract. ASU 2014-09 will also require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016. Early application is not permitted. Entities can transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. Presently, the Company is assessing what effect the adoption of ASU 2014-09 will have on its financial statements and accompanying notes.